UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Agreement.

On June 29, 2012, FedEx Corporation’s wholly owned subsidiary Federal Express Corporation (“FedEx Express”) and The Boeing Company (“Boeing”) entered into Supplemental Agreement No. 1 (and related side letters) (the “Supplemental Agreement”) to Purchase Agreement Number 3712 dated as of December 14, 2011 between Boeing and FedEx Express related to Boeing 767-300 Freighter (B767F) aircraft (the “Boeing Purchase Agreement”).

In the Supplemental Agreement, FedEx Express agreed to purchase nine additional B767F aircraft from Boeing. Additionally, FedEx Express exercised ten B767F options available under the Boeing Purchase Agreement and purchased the right to 15 additional options. Four of these 19 additional B767F aircraft purchases are conditioned upon there being no event that causes FedEx Express or its employees not to be covered by the Railway Labor Act of 1926, as amended (“RLA”). These 19 additional B767F aircraft are expected to be delivered from fiscal 2015 to 2019 and will replace current MD10-10 and Airbus A310-200 aircraft to continue to improve efficiency and technology of FedEx Express’s aircraft fleet. A copy of the Supplemental Agreement will be filed as an exhibit to FedEx’s quarterly report on Form 10-Q for the fiscal quarter ending August 31, 2012.

In conjunction with the additional B767F aircraft purchases, FedEx Express and Boeing agreed to convert four currently contracted Boeing 777-Freighter (B777F) aircraft deliveries that were subject to the RLA condition – two scheduled for delivery in fiscal 2016 and two scheduled for delivery in fiscal 2017 – to equivalent purchase value for B767F aircraft under the Supplemental Agreement.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in our press releases and other SEC filings, including the risk factors identified under the heading “Risk Factors” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 29, 2012	By:	/s/ HERBERT C. NAPPIER
Herbert C. Nappier
Staff Vice President and Corporate Controller

Federal Express Corporation

Date: June 29, 2012	By:	/s/ J. RICK BATEMAN
J. Rick Bateman
Vice President and Worldwide Controller